UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             December 5, 2012

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

399 Park Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 559-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.

Current Report on Form 8-K

Item 8.01 Other Events.

On December 5, 2012, Citigroup Inc. issued a press release announcing a series of repositioning actions. As a result of these actions, Citi expects to record pre-tax charges of approximately $1 billion in the fourth quarter of 2012 and approximately $100 million of related charges in the first half of 2013. Citi currently expects that the repositioning will generate $900 million of expense savings benefiting 2013 results and that the annual expense savings will exceed $1.1 billion annually beginning in 2014. Citi also expects the repositioning actions to have a negative impact on annual revenues of less than $300 million. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Certain statements in this document and certain statements by Citi’s management made orally to analysts, investors, representatives of the media and others, including those regarding various planned repositioning actions, estimated repositioning charges, expected annual expense savings and the expected benefits to Citi’s operating efficiency, among others, are “forward-looking statements” within the meaning of the rules and regulations of the U.S. Securities and Exchange Commission. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those expressed in or implied by these statements due to a variety of factors, including but not limited to the precautionary statements included in this document as well as Citi’s inability to fully complete the repositioning actions and realize the annual expense savings at all or in the anticipated timeframes referenced. More information about these and other factors is contained in Citi’s filings with the U.S. Securities and Exchange Commission, including without limitation the “Risk Factors” section of Citi’s 2011 Annual Report on Form 10-K. Precautionary statements included in such filings should be read in conjunction with this document. Any forward-looking statements made by or on behalf of Citi speak only as to the date they are made, and Citi does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

	Exhibit No.	Description

	99.1	Press Release of Citigroup Inc. dated December 5, 2012

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2012	CITIGROUP INC.

	By:	/s/ Rohan Weerasinghe
Rohan Weerasinghe
General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Citigroup Inc. dated December 5, 2012

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